UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 1, 2007 (April 26, 2007)

MYRIAD ENTERTAINMENT & RESORTS, INC. (Exact name of registrant as specified in its charter)

Delaware	000-24789	64-0872630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2565 Horizon Lake Drive, Suite 110 Memphis, TN 38133
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code
(910) 937-8565

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Myriad's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Risk factors, cautionary statements and other conditions which could cause Myriad’s actual results to differ from management's current expectations are contained in Myriad's filings with the Securities and Exchange Commission.  Myriad undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01 ENTERY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 25, 2007, Myriad Entertainment & Resorts, Inc. and its 99% owned subsidiary, Myriad World Resorts of Tunica, LLC (collectively, “Myriad” or the “Company”), entered into a Contract for the Sale and Purchase of Real Estate with certain Sellers named therein providing for the purchase and sale of specified tracts of land located in Tunica, Mississippi, the location of the Company’s planned resort and casino (the “Agreement”).  The Agreement provides that the Company shall purchase approximately 557 acres of land, as more fully described in the Agreement, for a total purchase price of $25 million in cash (or certified check) and 6.5 million shares of the Company’s restricted common stock; the holders of any such common stock to be issued shall be subject to further contractual lockups as provided therein. The cash and shares shall be paid to the Sellers at the closing which is to take place on or about August 1, 2007, subject to the provisions stated therein.  In addition, the Company shall pay to the Sellers an aggregate of 2% of the “Gross Gaming Revenue” derived from any and all gaming or gambling activities conducted on the Company’s gaming site.

A Copy of each of the Agreement is filed herewith as Exhibit 10.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) EXHIBITS

Exhibit Number	Description

10.1 *	Contract for the Sale and Purchase of Real Estate, dated April 26, 2007, between the Company and the Sellers named therein

* Filed herewith

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD ENTERTAINMENT & RESPORTS, INC.

Date: May 1, 2007	By:	/s/ John Meeske
John Meeske
Chief Executive Officer